68 Communities 60 Owned 8 Managed 6,000+ Residents Served 3,200+ Employees 76.8% YTD 2021 Avg Occupancy2 60 owned communities 30+ Year History 15+ Communities 5 - 14 Communities < 5 Communities 6,881 Units 18 States OwnedManaged

    

• •

• • • • 2Q21 1Q21 2Q20 YTD 2021 YTD 2020 Average Occupancy 78.1% 75.5% 81.5% 76.8% 82.6% RevPOR (1) $ 3,518 $ 3,531 $ 3,600 $ 3,527 $ 3,588 Revenue $ 46.4 $ 45.2 $ 49.6 $ 91.5 $ 100.2 Operating Expenses (2) $ 36.4 $ 36.1 $ 34.7 $ 72.8 $ 69.6 NOI (60 Properties) (3) $ 10.0 $ 9.1 $ 14.8 $ 19.0 $ 30.5 NOI Margin (3) 21.5% 20.1% 30.0% 20.7% 30.5%

• • • •

• • • • • • • • • • • • • • • • • •

• • • • • • • • • • • •

• • • • • • • •

• • • •

✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

A Leading Owner-Operator of Senior Living Communities and Services

Investor Presentation



August 12th, 2021

DISCOVER *the difference*

Forward-Looking Statements & Non-GAAP Financial Measures

Capital SENIOR LIVING

Forward Looking Statements:

The forward-looking statements in this release are subject to certain risks and uncertainties that could cause the Company's actual results and financial condition to differ materially, including, but not limited to, the Company's ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company's business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19 and highly contagious variants and sub-lineages, including the speed, depth, geographic reach and duration of such spread, new information that may emerge concerning the severity of COVID-19, the actions taken to prevent or contain the spread of COVID-19 or treat its impact, the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic, and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company's response efforts; the impact of COVID-19 and the Company's near-term debt maturities on the Company's ability to continue as a going concern, the Company's ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company's capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company's ability to obtain additional capital on terms acceptable to it; the Company's ability to extend or refinance its existing debt as such debt matures; the Company's compliance with its debt agreements, including certain financial covenants, and the terms and conditions of its recent forbearance agreements. and the risk of cross-default in the event such non-compliance occurs; the Company's ability to improve and maintain controls over financial reporting and remediate identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company's key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company's insurance policies and the Company's ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company's reports filed with the Securities and Exchange Commission. For information about Capital Senior Living, visit www.capitalsenior.com. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures:

In this presentation, the Company utilizes certain financial valuation and performance measures of operating performance, such as Net Operating Income (''NOI"), that are not calculated in accordance with GAAP. Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company's results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. NOI is calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net. The Company believes NOI is a useful performance measure in identifying trends in day-to-day operations because it excludes the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company's primary business. NOI is an important points of analysis when evaluating performance as it provides an indication of the effectiveness of management producing growth in operations from existing assets. NOI provides indicators to management of progress in achieving both consolidated and individual business unit operating performance and is used by research analysts and investors to evaluate the performance of companies in the senior living industry.

No Offer or Solicitation /Additional Information and Where to Find It

Capital SENIOR LIVING

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made pursuant to the Company's shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering to be filed with the SEC. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, when available, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. When available, a copy of the prospectus supplement may be obtained at the website maintained by the SEC at www.sec.gov.

In connection with the proposed transaction with Conversant, the Company intends to file a proxy statement with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of the Company. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about the Company and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company's website at http://www.capitalsenior.com.

Participants in the Solicitation

The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company's directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.

Leading Operator of Seniors Housing and Services

Capital SENIOR LIVING

68
Communities
60 Owned
8 Managed

6,000+
Residents Served

30+
Year History

76.8%
YTD 2021 Avg Occupancy[2]
60 owned communities

3,200+
Employees

15+ Communities
5 - 14 Communities
< 5 Communities

6,881 Units
18 States



68 Communities

Managed ● Owned

Attractive Markets and Resident Demographic[1,2]



Texas
24%
Ohio
20%
Indiana
16%
Wisconsin
11%
Other
29%

Attractive Private Pay Focus[1]



Private Pay
91%
9%
Medicaid

Balanced Unit Mix Supports Target Market Profile[1]



50%
38%
12%
Assisted Living
Independent Living
Memory Care

DISCOVER *the difference*

[1]*Data for 60 Owned Communities*
[2]*YTD through 6/30/21*

Q2 2021 Highlights

Capital SENIOR LIVING

Strategic investment transaction represents culmination of Capital Senior Living's multi-year strategy to reposition towards stable, sustainable growth and allows shareholders to benefit from the ongoing senior housing recovery

✓ **Announced Strategic Investment Transaction**
Will Fortify Balance Sheet and Capitalize Company for Future Growth (see slide 11 for detail)

✓ **Demonstrated Operational Momentum**
Continued Occupancy Gains; 81.8% July EOP (650 bps Increase since pandemic low)
2.8% Sequential revenue increase Q2 '21 compared to Q1 '21
NOI margin[1] of 21.5% in Q2 '21 compared to 20.1% in Q1 '21

✓ **High-Quality Run-Rate Portfolio In-Place**
First Full Operating Quarter of 60-Community Footprint
Post Completion of COVID-19 Vaccination Clinics

✓ **Operating Cash Flow Improvement and Gain on Extinguishment of Debt**
Transferred ownership of 9 underperforming communities to Fannie Mae through June 30, 2021
(Reduced Debt Obligations by $107MM+)

✓ **BBVA Bridge Loan Extended**
12-month extension of existing $40.5 M bridge loan

"We believe this transaction comes at a pivotal time for Capital Senior Living, as the industry turns the corner from the pandemic and our management team, who was appointed during 2019 and stabilized the Company through the COVID-19 crisis, leads the organization into its next chapter of growth.

Our industry and the Company have faced unprecedented challenges in recent years. We expect this transaction—combined with the strategic and operational initiatives we have undertaken—to allow us to successfully establish a more sound, stable footing for the Company to grow and thrive in the years to come.

We believe our shareholders will benefit from the completion of the Company's repositioning and the ongoing recovery of our industry; and importantly, our communities, employees and residents will benefit from the continued high-quality care and services the proceeds from this transaction will enable us to provide."

- Kimberly S. Lody, Chief Executive Officer

[1] NOI defined as revenue less operating expenses excluding management fees and including real estate taxes and insurance

Strong Leading Indicators Support 2021 Occupancy Recovery

Capital SENIOR LIVING


Leads
COVID-19 Vaccine
Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21


Tours
COVID-19 Vaccine
Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21


Move Ins
COVID-19 Vaccine
Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21


Move Outs
COVID-19 Vaccine
Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21

Data for 60 Capital Senior Living owned communities

Sharp Occupancy Rebound 1H21; Peer Leading Occupancy Gains

Capital SENIOR LIVING

- COVID-19 Pandemic has had a material impact on senior housing operations throughout the industry
- Capital Senior Living continues to outperform peers in this challenging environment, with a less pronounced occupancy decline through the trough in February 2021, and meaningfully faster recovery thereafter

Capital Senior Living End-of-Period Spot Occupancy vs. Peers (1)(2)



Impact of COVID-19 Pandemic (Mar '20 to Feb '21)
CSU: (760) bps decline
Peers: (1,020) bps decline
Road to Recovery
CSU: 650 bps increase (Feb '21 to Jul '21)
Peers: 225 bps increase (Feb '21 to Jun '21)
85.1%
82.9%
80.9%
80.6%
79.1%
78.6%
76.8%
76.5%
75.4%
75.7%
74.9%
75.3%
75.1%
76.7%
75.7%
78.5%
76.1%
79.3%
77.1%
80.9%
TBD – as announced
81.8%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Jan '21
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Jul '21
Quarterly
Monthly
CSU Spot Occupancy
Peer Spot Occupancy (2)

(1) Occupancy for 60 owned communities
(2) Peer set consists of Welltower, Ventas, Brookdale Senior Living, and New Senior Investment Group

See Forward Looking Statements Disclaimer

4 Quarters of Pandemic Impact; Q2 '21 is the First Full Quarter of Recovery



Occupancy
COVID-19
Recovery
87.70%
86.80%
85.60%
85.30%
85.70%
85.00%
84.20%
84.40%
83.70%
81.50%
79.30%
77.40%
75.50%
78.10%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021



Average Rent
$3,475
$3,503
$3,534
$3,548
$3,515
$3,546
$3,559
$3,563
$3,577
$3,601
$3,582
$3,586
$3,518
COVID-19
Recovery
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021



Revenue
COVID-19
Recovery
$50.7
$50.6
$51.2
$51.3
$51.0
$51.0
$50.7
$50.8
$50.6
$49.6
$48.0
$46.9
$45.0
$46.4
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021



Net Operating Income Margin(1)
COVID-19
Recovery
35.7%
34.4%
33.1%
33.0%
32.9%
32.5%
30.6%
27.1%
31.0%
30.0%
25.6%
23.6%
19.9%
21.5%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

Data for 60 Owned Communities

(1) *Calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net*

Sequential Occupancy and NOI Improvement with Stable Cost Structure

Capital SENIOR LIVING

	2Q21	1Q21	2Q20	YTD 2021	YTD 2020
Average Occupancy	78.1%	75.5%	81.5%	76.8%	82.6%
RevPOR (1)	$ 3,518	$ 3,531	$ 3,600	$ 3,527	$ 3,588
Revenue	$ 46.4	$ 45.2	$ 49.6	$ 91.5	$ 100.2
Operating Expenses (2)	$ 36.4	$ 36.1	$ 34.7	$ 72.8	$ 69.6
NOI (60 Properties) (3)	$ 10.0	$ 9.1	$ 14.8	$ 19.0	$ 30.5
NOI Margin (3)	21.5%	20.1%	30.0%	20.7%	30.5%

$ in Millions except RevPOR
(1) Adjusted to remove State Relief Revenue
(2) Includes real estate taxes and insurance, excludes management fees
(3) Calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net
(4) Final March '21 numbers includes 12 units excluded due to winter storm impact

* Results for the Company's 60 owned communities

Key Takeaways

- Continued sequential average occupancy growth in Q2 **increasing 220 basis points** from March to July

Mar(4)	75.5	
Apr	76.9	↑ 143bps
May	78.2	↑ 134bps
Jun	79.1	↑ 85bps
Jul	80.4	↑ 25bps

- Q2 average rent was sequentially $13 less than Q1 2021 due to short-term promotional activity
- Labor costs increased 2.3% sequentially from Q1'21 but declined 1.8% from Q2'20; with the sequential increase largely due to an increase in contract labor, due to a challenging labor market
- We have invested more than $3M on room refurbishments and individual unit upgrades year-to-date

DISCOVER *the difference*

The Operating Environment Remains Challenging Even with COVID-19 Cases Down ~100% and Community Operations Normalizing

- 100% of Capital Senior Living communities are currently accepting new residents
- Active cases remain low due to implementation of consistent and robust safety protocols
- All communities remain in high alert with COVID-19 precautions and CDC guidelines in place
- More than 90% of the companies' residents have received the COVID-19 vaccination



180
160
140
120
100
80
60
40
20
-
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
3/2/20 - 3/15/20
3/16/20 - 3/29/20
3/30/20 - 4/12/20
4/13/2020 - 4/26/20
4/27/20 - 5/10/20
5/11/20 - 5/24/20
5/25/20 - 6/7/20
6/8/20 - 6/21/20
6/22/20 - 7/5/20
7/6/20 - 7/19/20
7/20/20 - 8/2/20
8/3/20 - 8/16/20
8/17/20 - 8/30/20
8/31/20 - 9/13/20
9/14/20 - 9/27/20
9/28/20 - 10/11/20
10/12/20 - 10/25/20
10/26/20 - 11/8/20
11/9/20 - 11/22/20
11/23/20 - 12/6/20
12/7/20 - 12/20/20
12/21/20 - 1/3/21
1/4/21 - 1/17/21
1/18/21 - 1/31/21
2/1/21 - 2/14/21
2/15/21 - 2/28/21
3/1/21 - 3/14/21
3/15/21 - 3/28/21
3/29/21 - 4/11/21
4/12/21 - 4/25/21
4/26/21 - 5/9/21
5/10/21 - 5/23/21
5/24/21 - 6/6/21
6/7/21 - 6/20/21
6/21/21 - 7/4/21
7/5/21 - 7/18/21
7/19/21 - 8/1/21
CSU Resident Cases
US National Cases

Source: CDC COVID Data Tracker; US and State Trends
CSU data reflects 60 owned communities

DISCOVER *the difference*

CSU Is Pivoting to Growth with Focused Portfolio

	Capital Senior Living *Then*	Capital Senior Living *Now*
Senior Housing Demand	• 80+ population growth of 1.3% from 2010 to 2019 as the relatively small 1928-1940 generation aged into senior housing	• Sharply accelerating growth of 80+ cohort: 4.1% population CAGR expected from 2020 to 2030[1]
Senior Housing Supply	• Significant multi-year increase in seniors housing supply • Multi-cycle high in new supply was added in 2017 peak	• Supply was slowly decelerating in 2018 and 2019, followed by a rapid deceleration in 2020 • New starts in 1Q21 down 77% from 2017 peak[2] • Accelerating construction costs and challenges in procuring construction financing likely inhibit new supply
Owned / Leased Model	• 1/3 of portfolio leased from 3rd party real estate owners. Leases increased fixed cost base and had unsustainable rent escalators	• Portfolio of owned and managed (no triple net leases) avoids escalating non-operating cost structures and provides stronger return on focused capital investment in existing portfolio
Portfolio Quality	• Portfolio expansion prioritized over asset quality; insufficient liquidity to invest in the assets • CSU portfolio was 126 assets at year end 2019, of which 80 were owned and the remainder leased	• Portfolio consists of 60 properties - all owned, which represents superior subset of previous portfolio • Proposed capital raise expected to fund material capital investment into the assets
Operations	• Decentralized operating model prevented efficient integration of acquisitions and was less effective at adjusting to operating headwinds including increased supply, resident acuity shift, and centralized operating efficiencies (e.g., procurement, human resources, and sales capabilities)	• Management team with intense focus on improving quality of care (e.g., roll out of new Memory Care program, Magnolia Trails™) while also driving cost efficiencies and synergies (e.g., internalized sales and centralized administrative functions) • Improvements to regional and property level management teams
Free Cash Flow Growth	• Disappointing underlying earnings performance exacerbated by COVID	• ***Entering unique period for sector and company specific growth***

(1) US Census Bureau
(2) NIC MAP

July 22, 2021 Transaction Announcement: Strategic Investment and Proposed Common Stock Rights Offering

Capital SENIOR LIVING

Investment Summary	• Up to approximately $152.5 million capital raise through the private placement of convertible stock with Conversant Capital ("Conversant") and a proposed common stock rights offering to existing stockholders (1) • Incremental $25 million accordion from Conversant available to fund future investments, subject to certain conditions (2)
Convertible Preferred Stock	• $82.5 million private placement of newly designated Series A Convertible Preferred Stock issued to Conversant • Convertible into common shares of the Company at a conversion price of $40.00 per share (25% premium to the rights offering subscription price) • Dividend: – Payable in cash or payment in-kind (PIK) at the Company's election – Rate of 11% to 15% (based on rights offering participation) (3) • Conversion / Redemption: – Convertible at any time in whole or in part at option of Conversant – After 3 years, the Company may require conversion if 30-day VWAP > 150% of conversion price – After 5 years, the Company may redeem at greater of liquidation preference or as-converted value – After 7 years, the Company may redeem at liquidation preference
Rights Offering	• ~$70.0 million rights offering of common stock to existing shareholders at $32.00 per share • Conversant has committed to backstop up to $42.5 million in the form of additional purchases of preferred stock
Other	• Approximately $17.3 million of interim debt financing from Conversant that will be immediately available to the Company to provide funds for working capital between signing and closing – This will be converted into preferred stock at closing (and included in the $82.5 million private placement) or paid debt down with the proceeds of the private placement • Conversant receives the right to appoint a number of directors to the board proportional to its as-converted ownership upon transaction closing • Transaction subject to Company stockholder approval and the satisfaction of certain other closing conditions • Expected to close during the fourth quarter of 2021 (subject to receipt of approvals)

(1) In aggregate, the minimum initial gross proceeds from the transaction will total $125 million (or $150 million, inclusive of the $25 million accordion)
(2) Accordion to be funded via Preferred Stock
(3) Dividend rate to be determined at closing based on participation in the rights offering

Transaction Benefits: Liquidity, Stabilization of Balance Sheet, Growth Capital

Capital SENIOR LIVING

Injects Liquidity and Fortifies Balance Sheet

- Adds Working Capital and Addressees Going Concern Issues
- Enhances Liquidity and Improves Capital Structure
- Provides Flexibility to Address Near- to Medium-Term Maturities

Positions Company to Benefit from Recovery

- Investment in Existing Properties Accelerates Recovery
- Ability to Strategically Expand Portfolio through Acquisitions
- Uniquely Positioned to Grow as a Pure-Play Owner-Operator Without Leases

Structure Provides Certainty and Opportunity for Existing Stockholder Participation

- Conversant Backstop Provides Certainty of Capital Raise
- Rights Offering Provides Ability for Existing Stockholder Participation
- Capitalized for Sustainable, Long-Term Growth Plan

Illustrative Uses of Capital – Current Portfolio Investments

Capital SENIOR LIVING

Pipeline of identified investments within current portfolio that Capital Senior is poised to pursue given the availability of new capital

		Key Stats [1]:
Memory Care Conversions	• Opportunity to capture market share in select markets and embedded demand for memory care • Converting existing IL / AL inventory into memory care to achieve highest and best use	7% of Communities Units: 65 Cost: $3 MM ROI: ~30% + [2]
Interior Refreshes	• Common area enhancements and upgrades • Complete refurbishment projects comprising flooring, furniture, paint, décor and lighting • Refreshment capital expenditures for minor upgrades	20% of Communities Units: 1,285 Cost: $7.1 MM ROI: ~20-25% [2]

(1) Based upon company estimates
(2) ROI calculated as 2023 projected net margin increase divided by capital investments

2021 Capital Spend on Room Turns/Upgrades



.6M
.5M
.4M
.3M
.2M
.1M
-0M
Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21

Data for 68 go forward communities.

- YTD investment in unit improvements is 69% higher than same period in 2020
- YTD move ins are 48% higher than the same period in 2020 and 26% higher than 2019
- Accelerating implementation of Magnolia Trails programing and conversions helps improve occupancy and rate

DISCOVER *the difference*

Transaction Will Enhance Balance Sheet, Improve Liquidity, and Address Near-Term Maturities

Capital SENIOR LIVING

- June 30 ending cash balance of $19.5M reflects $4.9M of restricted cash and $1.0M held for other parties.
- The Company has negative working capital of $32.9M
- $17.3M interim loan from Conversant Capital immediately adds working capital into the business
- On August 11, $40.5M BBVA Bridge loan extended at essentially same terms until 12/31/22 with option to extend additional six months upon meeting certain financial metrics. $5.3M loan pay down required over term of extension.

Debt Maturity Schedule as of 6/30/2021


The investment will substantially enhance the Company's balance sheet and improve liquidity by providing working capital and addressing near- to medium-term maturities, including all mortgage debt maturities through 2023.
$ 72.0 M
$ 37.0 M
$ 10.5 M
$ 153.0 M
$ 118.0 M
$ 296.9 M
Dec 2021 (1)
2022
2023
2024
2025
2026 & After

Excludes $112.7 million of debt associated with 11 communities in process of transfer to Fannie Mae and $2.6 million in insurance financing agreements.

(1) Debt secured by five properties in two bridge loans with partial or full corporate guarantees. BBVA bridge loan maturity was extended subsequent to 6/30/21

DISCOVER *the difference*

Key Takeaways

Recent Positive Momentum

- ✓ Continued Occupancy Gains; 81.8% July EOP (650 bps Increase since pandemic low)
- ✓ 2.8% Sequential revenue increase Q2 '21 compared to Q1 '21
- ✓ Sequential net operating margin increase to 21.5% in Q2 '21 compared to 20.1% in Q1 '21
- ✓ Leadership retention: 98.5% Executive Director retention in Q2 '21.

Near-Term Operating Environment

- ✓ Challenging labor environment with limited staff availability and high cost of contract labor in some markets
- ✓ Inflationary pressures: wage, food, and supplies associated with increased COVID risk
- ✓ Elevated capex to fund recovery

Long Term Outlook

- ✓ Sharply accelerating growth of 80+ cohort: 4.1% population CAGR expected from 2020 to 2030[1]
- ✓ New senior housing starts in 1Q21 down 77% from 2017 peak[2]
- ✓ Strategic investment transaction will improve liquidity, stabilize balance sheet and provide growth capital

DISCOVER *the difference*

(1) US Census Bureau
(2) NIC MAP